Exhibit 10.22.1
                                    AMENDMENT
                                     to the
                                ALBERTSON'S, INC.
                        1990 DEFERRED COMPENSATION TRUST

         This Amendment is made by Albertson's, Inc., a Delaware corporation (the "Corporation" or the "Employer").

                                    RECITALS:

     A.  The  Corporation  has  established  the  Albertson's,   Inc.   Deferred
Compensation Trust, effective November 20, 1990 (the "Trust");

         B. The Corporation, pursuant to Section 6.01 of the Trust, retains the right to amend the Trust at any time prior to the time when the Trust shall become irrevocable pursuant to Section 6.02 thereof; and

         C. The Corporation certifies that the Trust has not become irrevocable pursuant to Section 6.02 thereof; and

         D. The Corporation has determined that it is advisable to amend the Trust in the manner hereinafter set forth.

                                    AMENDMENT

         The Trust is hereby amended, as of December 1, 1998, to add the following language at the end of the definition of "Change in Control" in
Article 1:

         Notwithstanding the foregoing, the occurrence of any of the foregoing events or transactions shall not be deemed to be a Change in Control of the Employer, if prior to the consummation of any of the foregoing events or transactions, the Continuing Directors (as defined in paragraph 1 of Article TWELFTH of the Employer's Restated Certificate of Incorporation, dated May 27, 1998) adopt a resolution to the effect that a Change in Control for the purposes of this Trust shall not be deemed to have occurred upon the consummation of any such event or transaction.

         IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned on this 1st day of December, 1998 and has been delivered by facsimile to the Trustee (as that term is defined in the Trust) of the Trust on this 1st day of December, 1998.

                                           ALBERTSON'S, INC.



                                           By: /s/  Thomas R. Saldin
                                               Thomas R. Saldin
                                               Executive Vice President and
                                               General Counsel

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